UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2008 (February 13, 2008)

JDS UNIPHASE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by JDS Uniphase Corporation (the "Company") on February 20, 2008, regarding the completion the acquisition of American Bank Note Holographics, Inc., of Robbinsville, New Jersey ("ABNH").  As noted below, the Company has determined that the financial statements of ABNH and the pro forma information are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, as “substantially the same” information was previously filed in the Company’s Registration Statement on Form S-4 filed on December 21, 2007, as amended (File No. 333-148292).

Item 9.01.  Financial Statements and Exhibits.

(A)           Financial Statements Of Business Acquired

Financial statements of the acquired company, ABNH, are not required in the Current Report on Form 8-K, amended by this Current Report on Form 8-K/A, as "substantially the same" financial statements were previously filed in the Company's Registration Statement on Form S-4 filed on December 21, 2007, as amended (File No. 333-148292).

(B)           Pro Forma Financial Information

Pro forma financial information is not required in the Current Report on Form 8-K, amended by this Current Report on Form 8-K/A, as "substantially the same" information was previously filed in the Company's Registration Statement on Form S-4 filed on December 21, 2007, as amended (File No. 333-148292).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

Date: March 19, 2008	By:	/s/ Christopher S. Dewees
Christopher S. Dewees
Senior Vice President, Corporate Development and Chief Legal Officer